Credit Suisse First Boston
ABSC 2005-HE8
193 records
Rita zip codes

Selection Criteria: Rita zip codes
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  COMBINED LOAN-TO-VALUE RATIO OF THE LOANS
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	1	$23,699.00	0.12%	619	100.00%	9.800%	100.00%
25,001 - 50,000	13	564,898.00	2.89	588	77.12	8.808	100.00
50,001 - 75,000	44	2,712,186.00	13.90	596	77.69	8.238	98.09
75,001 - 100,000	61	5,409,832.00	27.72	589	80.12	7.784	94.98
100,001 - 125,000	34	3,801,899.00	19.48	595	82.17	7.625	94.55
125,001 - 150,000	21	2,887,923.00	14.80	627	81.83	7.234	90.70
150,001 - 175,000	7	1,172,382.00	6.01	603	80.39	7.751	100.00
175,001 - 200,000	4	782,720.00	4.01	628	80.00	7.297	100.00
200,001 - 250,000	3	674,350.00	3.46	595	84.80	8.148	100.00
250,001 - 300,000	4	1,087,580.00	5.57	592	85.86	9.094	75.90
300,001 - 400,000	1	400,000.00	2.05	509	76.92	7.950	100.00
Total:	193	$19,517,469.00	100.00%	598	80.80%	7.834%	94.56%

Mimimum Original Balance: 23,699.00
Maximum Original Balance: 400,000.00
Average Original Balance: 101,126.78

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	1	$23,699.00	0.12%	619	100.00%	9.800%	100.00%
25,001 - 50,000	13	564,079.17	2.89	588	77.12	8.808	100.00
50,001 - 75,000	44	2,709,172.89	13.89	596	77.69	8.238	98.09
75,001 - 100,000	61	5,403,825.36	27.71	589	80.12	7.784	94.98
100,001 - 125,000	34	3,798,431.41	19.48	595	82.17	7.625	94.55
125,001 - 150,000	21	2,885,836.67	14.80	627	81.83	7.234	90.70
150,001 - 175,000	7	1,172,042.45	6.01	603	80.39	7.751	100.00
175,001 - 200,000	4	782,567.05	4.01	628	80.00	7.297	100.00
200,001 - 250,000	3	674,053.59	3.46	595	84.80	8.148	100.00
250,001 - 300,000	4	1,086,930.69	5.57	592	85.86	9.094	75.90
300,001 - 400,000	1	400,000.00	2.05	509	76.92	7.950	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Mimimum Remaining Balance: 23,699.00
Maximum Remaining Balance: 400,000.00
Average Remaining Balance: 101,039.58

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	2	$181,554.00	0.93%	500	80.00%	9.059%	100.00%
501 - 525	19	1,843,934.49	9.46	511	77.03	9.141	100.00
526 - 550	27	2,530,157.17	12.97	537	80.55	8.783	90.04
551 - 575	17	1,935,620.17	9.93	559	79.16	8.217	100.00
576 - 600	40	4,187,447.17	21.47	590	82.14	7.689	100.00
601 - 625	31	2,893,816.96	14.84	615	79.46	7.066	100.00
626 - 650	25	2,548,657.64	13.07	636	82.59	7.429	89.11
651 - 675	18	1,927,492.52	9.88	663	83.03	7.583	79.44
676 - 700	6	608,241.95	3.12	685	83.47	6.724	100.00
701 - 725	3	399,618.39	2.05	710	79.17	7.114	66.44
726 - 750	1	124,794.04	0.64	728	80.00	6.363	100.00
751 - 775	2	194,652.00	1.00	756	81.17	6.534	100.00
776 - 800	2	124,651.78	0.64	781	75.12	7.621	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum FICO: 500
Maximum FICO: 784
WA FICO: 598

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	5	$284,981.32	1.46%	642	67.38%	7.381%	100.00%
121 - 180	11	898,972.20	4.61	606	79.01	7.881	100.00
181 - 240	17	1,529,785.57	7.84	599	78.09	7.366	100.00
241 - 300	1	92,334.26	0.47	631	85.00	6.925	100.00
301 - 360	159	16,694,564.93	85.61	596	81.35	7.887	93.65
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 338

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	16	$1,183,953.52	6.07%	615	76.21%	7.761%	100.00%
181 - 348	18	1,622,119.83	8.32	600	78.49	7.341	100.00
349 - 360	159	16,694,564.93	85.61	596	81.35	7.887	93.65
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum Remaining Term: 118
Maximum Remaining Term: 359
WA Remaining Term: 337

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
PUD - Detached	95	$11,207,906.65	57.47%	600	81.46%	7.728%	92.70%
Single Family	92	7,863,079.97	40.32	593	80.00	8.006	98.03
Condo	5	358,401.66	1.84	624	78.94	7.535	75.89
PUD - Attached	1	71,250.00	0.37	615	75.00	6.975	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	184	$18,440,594.15	94.56%	596	80.45%	7.788%	100.00%
Investment Property	7	829,423.71	4.25	630	88.63	8.613	0.00
Second Home	2	230,620.42	1.18	640	80.00	8.718	0.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	73	$8,003,797.91	41.04%	622	83.21%	7.467%	92.27%
Refinance - Cashout	86	7,875,449.79	40.39	573	76.73	8.200	97.37
Refinance - Rate/Term	34	3,621,390.58	18.57	599	84.33	7.851	93.52
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	2	$157,121.21	0.81%	707	35.72%	7.274%	100.00%
50.01 - 60.00	4	296,396.52	1.52	587	57.87	7.124	100.00
60.01 - 70.00	9	572,722.77	2.94	571	67.43	8.118	90.96
70.01 - 80.00	128	13,017,912.57	66.76	595	78.75	7.686	97.56
80.01 - 90.00	31	3,666,948.65	18.80	585	86.59	8.258	88.29
90.01 - 100.00	19	1,789,536.56	9.18	645	95.84	8.118	85.36
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum Loan-to-Value Ratio: 34.85
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 80.80

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10. COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50.000 <=	2	$157,121.21	0.81%	707	35.72%	7.274%	100.00%
50.001 - 60.000	4	296,396.52	1.52	587	57.87	7.124	100.00
60.001 - 70.000	9	572,722.77	2.94	571	67.43	8.118	90.96
70.001 - 75.000	19	1,828,478.42	9.38	561	74.39	8.795	100.00
75.001 - 80.000	61	5,788,652.16	29.68	572	79.36	8.028	96.84
80.001 - 85.000	13	1,695,942.91	8.70	569	83.68	8.379	93.89
85.001 - 90.000	17	1,909,805.74	9.79	600	89.23	8.057	82.95
90.001 - 95.000	11	1,371,086.20	7.03	637	93.90	7.959	80.90
95.001 - 100.000	57	5,880,432.35	30.16	634	81.24	7.109	97.72
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

WA CLTV: 86.49

* At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Louisiana	3	$315,246.83	1.62%	608	79.61%	7.447%	100.00%
Texas	190	19,185,391.45	98.38	598	80.82	7.840	94.47
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Total Number Of Stated Represented:: 2

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	123	$12,079,343.75	61.94%	584	80.14%	7.663%	97.98%
Stated Documentation	70	7,421,294.53	38.06	621	81.87	8.112	89.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	9	$1,099,819.26	5.64%	653	78.15%	5.955%	100.00%
6.001 - 6.500	10	1,034,716.09	5.31	640	76.92	6.341	100.00
6.501 - 7.000	36	3,599,700.18	18.46	625	81.41	6.798	100.00
7.001 - 7.500	28	3,217,511.41	16.50	614	80.99	7.271	95.83
7.501 - 8.000	23	2,306,831.42	11.83	588	79.00	7.797	96.25
8.001 - 8.500	30	2,901,432.00	14.88	588	80.40	8.249	89.83
8.501 - 9.000	28	3,050,654.71	15.64	574	83.64	8.804	85.31
9.001 - 9.500	6	465,008.23	2.38	567	79.69	9.315	100.00
9.501 - 10.000	11	674,159.27	3.46	546	83.82	9.682	100.00
10.001 - 10.500	6	727,449.71	3.73	529	80.04	10.348	100.00
10.501 - 11.000	4	279,683.55	1.43	534	80.74	10.783	65.49
11.001 - 11.500	2	143,672.45	0.74	517	79.26	11.236	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum Rate: 5.725
Maximum Rate: 11.300
WA Rate: 7.834

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	114	$10,137,651.54	51.99%	599	80.01%	7.731%	97.96%
12.501 - 13.000	3	335,525.11	1.72	601	80.00	5.880	100.00
13.001 - 13.500	3	320,176.83	1.64	641	78.97	6.488	100.00
13.501 - 14.000	16	1,705,634.39	8.75	620	79.62	6.767	100.00
14.001 - 14.500	10	1,209,447.47	6.20	633	81.66	7.271	88.91
14.501 - 15.000	10	1,262,890.72	6.48	567	80.97	7.777	93.16
15.001 - 15.500	12	1,645,370.24	8.44	605	82.37	8.181	94.65
15.501 - 16.000	14	1,842,894.52	9.45	591	85.95	8.836	75.69
16.001 - 16.500	3	267,675.00	1.37	566	78.68	9.240	100.00
16.501 - 17.000	2	199,697.63	1.02	532	77.80	9.810	100.00
17.001 - 17.500	4	394,680.35	2.02	518	78.87	10.300	100.00
17.501 - 18.000	1	96,522.03	0.49	536	80.00	10.550	0.00
18.001 - 18.500	1	82,472.45	0.42	507	75.00	11.300	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum Maximum Rate: 12.725
Maximum Maximum Rate: 18.300
WA Maximum Rate: 14.946

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	114	$10,137,651.54	51.99%	599	80.01%	7.731%	97.96%
4.501 - 5.000	12	1,481,944.93	7.60	612	81.29	7.576	94.17
5.501 - 6.000	52	5,866,321.04	30.08	604	82.02	7.824	87.81
6.001 - 6.500	7	1,403,416.02	7.20	576	82.08	8.088	100.00
6.501 - 7.000	4	301,334.67	1.55	543	80.16	9.575	100.00
7.001 - 7.500	4	309,970.08	1.59	530	75.89	9.794	83.29
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

Minimum Gross Margin: 5.000
Maximum Gross Margin: 7.200
WA Gross Margin: 5.820

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	114	$10,137,651.54	51.99%	599	80.01%	7.731%	97.96%
2007-07	9	1,293,719.53	6.63	608	83.02	8.192	69.37
2007-08	35	3,657,185.52	18.75	596	81.76	7.953	91.29
2007-09	28	3,521,867.30	18.06	591	80.71	7.713	96.08
2008-08	4	539,480.27	2.77	614	84.02	8.524	100.00
2008-09	2	257,934.12	1.32	588	81.64	8.122	100.00
2010-09	1	92,800.00	0.48	585	80.00	9.220	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	98	$9,068,440.06	46.50%	582	77.87%	8.206%	95.02%
13 - 24	48	5,521,053.15	28.31	611	82.30	7.504	90.86
25 - 36	47	4,911,145.07	25.18	612	84.52	7.519	97.89
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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18. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	67	$7,862,964.10	40.32%	592	81.64%	7.955%	89.15%
2/28 ARM - 2 Yr IO	4	499,408.25	2.56	660	80.00	7.162	100.00
2/28 ARM - 5 Yr IO	1	110,400.00	0.57	585	80.00	6.575	100.00
3/27 ARM	5	563,814.40	2.89	590	84.60	8.402	100.00
3/27 ARM - 5 Yr IO	1	233,599.99	1.20	643	80.00	8.375	100.00
5/25 ARM	1	92,800.00	0.48	585	80.00	9.220	100.00
Fixed - 10 Year	5	284,981.32	1.46	642	67.38	7.381	100.00
Fixed - 15 Year	11	898,972.20	4.61	606	79.01	7.881	100.00
Fixed - 20 Year	17	1,529,785.57	7.84	599	78.09	7.366	100.00
Fixed - 25 Year	1	92,334.26	0.47	631	85.00	6.925	100.00
Fixed - 30 Year	80	7,331,578.19	37.60	596	80.96	7.812	97.18
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	140	$14,103,931.86	72.33%	616	81.33%	7.439%	93.54%
A-	13	1,463,651.20	7.51	532	77.07	8.753	100.00
A+	21	2,242,560.89	11.50	570	82.61	8.483	95.70
B	11	871,940.20	4.47	547	76.65	9.113	100.00
C	8	818,554.13	4.20	535	77.65	9.857	93.67
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	187	$19,312,378.83	99.03%	598	80.61%	7.812%	94.51%
Second Lien	6	188,259.45	0.97	624	100.00	10.079	100.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.01 - 10.00	2	$118,351.18	0.61%	614	85.47%	8.116%	100.00%
10.01 - 15.00	3	185,437.98	0.95	684	75.93	7.322	100.00
15.01 - 20.00	4	280,305.20	1.44	555	79.24	7.719	100.00
20.01 - 25.00	8	770,137.88	3.95	580	80.04	8.392	100.00
25.01 - 30.00	12	1,014,039.31	5.20	592	81.75	7.730	100.00
30.01 - 35.00	33	3,068,506.31	15.74	599	78.98	7.676	96.85
35.01 - 40.00	39	3,960,447.37	20.31	575	80.38	8.058	96.51
40.01 - 45.00	38	3,899,561.77	20.00	596	82.76	7.844	92.44
45.01 - 50.00	43	4,714,366.01	24.18	618	82.06	7.784	91.60
50.01 - 55.00	8	973,216.64	4.99	617	75.09	7.200	100.00
55.01 - 60.00	2	381,909.81	1.96	567	76.42	7.958	100.00
65.01 - 70.00	1	134,358.82	0.69	663	90.00	8.850	0.00
Total:	193	$19,500,638.28	100.00%	598	80.80%	7.834%	94.56%

low Dti: 9.60
high dti: 67.80
wa dti: 39.70

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